                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                       $250,000,000 2 1/8% NOTES DUE 2006

                                      AND

                         $350,000,000 3% NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                IN EXCHANGE FOR

                       $250,000,000 2 1/8% NOTES DUE 2006

                                      AND

                         $350,000,000 3% NOTES DUE 2008
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF

                            BROWN-FORMAN CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Brown-Forman Corporation ("Brown-Forman") made pursuant to the
Prospectus, dated          , 2003 (the "Prospectus"), if (1) certificates for
the outstanding 2 1/8% Notes due 2006 (the "Old 2006 Notes") or 3% Notes due 2008 (the "Old 2008 Notes," and together with the Old 2006 Notes, the "Old Notes") of Brown-Forman are not immediately available, (2) the Old Notes, the Letter of Transmittal or any other required documents cannot be delivered to the Exchange Agent (as defined below) prior to 5:00 p.m., New York City time, on
          , 2003 (the "Expiration Date") or (3) the procedures for book-entry transfer cannot be complied with prior to the Expiration Date. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to National City Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) or electronic instructions sent to the Depository Trust Company must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                  To: National City Bank (as "Exchange Agent")

      By Mail or by Overnight Courier:                           By Hand:
         Corporate Trust Operations                     Corporate Trust Operations
          Locator 5352 -- Earl Hunt                      Locator 5352 -- Earl Hunt
         Third Floor -- North Annex                     Third Floor -- North Annex
           4100 West 150th Street                         4100 West 150th Street
            Cleveland, Ohio 44135                          Cleveland, Ohio 44135
                                                                    or
                                                       The Depository Trust Company
                                                        Transfer Agent Drop Service
                                                              55 Water Street
                                                          Jeanette Park Entrance
                                                         New York, New York 10041

          By Facsimile Transmission (for Eligible Institutions Only):
                                 (502) 581-4198

                             Confirm by Telephone:
                                 (502) 581-7354

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Brown-Forman the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old 2006 Notes Tendered:*

$ ------------------------------------------------------------------------------

Certificate Nos. (if available):
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Total Principal Amount Represented by Certificate(s):

$ ------------------------------------------------------------------------------
Principal Amount of Old 2008 Notes Tendered:*

$ ------------------------------------------------------------------------------

Certificate Nos. (if available):
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Total Principal Amount Represented by Certificate(s):

$ ------------------------------------------------------------------------------

* Must be in denominations of principal amount of $1,000, and any integral multiple thereof.

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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
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          Signature(s) of Owner(s)   Date
          or Authorized Signatory

Area Code and Telephone Number:
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     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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Account:
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Number:
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as an "eligible guarantor institution," which is a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof) or electronic instructions sent to the Depository Trust Company, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
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Address:
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Area Code and Telephone Number:
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Authorized Signature:
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Name:
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                             (Please Type or Print)
Title:
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Date:
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     NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
           OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL OR ELECTRONIC INSTRUCTIONS PREVIOUSLY SENT TO THE DEPOSITORY TRUST COMPANY, AND ANY OTHER REQUIRED DOCUMENTS.